UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2015

Tanger Factory Outlet Centers, Inc.
Tanger Properties Limited Partnership
(Exact Name of Registrant as Specified in Charter)

North Carolina North Carolina (State or Other Jurisdiction of Incorporation)	1-11986 333-03526-01 (Commission File Number)	56-1815473 56-1822494 (IRS Employer Identification No.)

3200 Northline Avenue, Suite 360 Greensboro, NC 27408 (Address of Principal Executive Offices, including Zip Code)
3200 Northline Avenue, Suite 360 Greensboro, NC 27408 (Address of Principal Executive Offices, including Zip Code)

Registrant's telephone number, including area code: (336) 292-3010

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) The Audit Committee (the “Audit Committee”) of the Board of Directors of Tanger Factory Outlet Centers, Inc. (the “Company”) recently conducted a comprehensive, competitive process to determine the independent registered public accounting firm for the fiscal year ending December 31, 2016 for the Company and its operating partnership, Tanger Properties Limited Partnership (the “Operating Partnership”). As a result of this process and following careful deliberation, on September 9, 2015, the Audit Committee approved the selection of Deloitte & Touche LLP (“Deloitte”) to serve as the Company’s and Operating Partnership’s independent registered public accounting firm for the fiscal year ending December 31, 2016, and dismissed PricewaterhouseCoopers LLP (“PwC”) effective upon the issuance by PwC of their reports on the Company’s consolidated financial statements and the Operating Partnership’s consolidated financial statements for the year ending December 31, 2015 and the effectiveness of internal control over financial reporting as of December 31, 2015 for the Company and the Operating Partnership to be included in the related Annual Report on Form 10-K.

PwC’s audit reports on the Company’s and Operating Partnership’s consolidated financial statements for the fiscal years ended December 31, 2014 and 2013 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. The audit reports of PwC on the Company’s and Operating Partnership’s effectiveness of internal control over financial reporting as of December 31, 2014 and 2013 did not contain an adverse opinion, nor were they qualified or modified.

During the fiscal years ended December 31, 2014, and 2013, and the subsequent interim periods through September 9, 2015, for the Company and the Operating Partnership, there were (i) no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, any of which, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in their reports, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K.

The Company and Operating Partnership provided PwC with a copy of disclosures it is making in this Form 8-K and requested that PwC furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of PwC’s letter dated September 11, 2015, is filed as Exhibit 16.1 hereto.

(b) During the fiscal years ended December 31, 2014, and 2013, and the subsequent interim periods through June 30, 2015, neither the Company nor Operating Partnership nor anyone on their behalf has consulted with Deloitte regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s or Operating Partnership’s financial statements, and neither a written report or oral advice was provided to the Company or Operating Partnership that Deloitte concluded was an important factor considered by the Company or Operating Partnership in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

Item 9.01    Financial Statements and Exhibits.

(d)

Exhibit No.    Description

16.1	Letter of PricewaterhouseCoopers LLP, dated September 11, 2015.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: September 11, 2015

TANGER FACTORY OUTLET CENTERS, INC.

By:	/s/	Frank C. Marchisello Jr.
Frank C. Marchisello, Jr.
Executive Vice President and Chief Financial Officer

TANGER PROPERTIES LIMITED PARTNERSHIP

By: TANGER GP TRUST, its sole general partner

By:	/s/	Frank C. Marchisello Jr.
Frank C. Marchisello, Jr.
Vice President and Treasurer (Principal Financial Officer)